PIMCO


PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.


[PHOTO APPEARS HERE]


A CLOSED-END
FUND SPECIALIZING
IN INVESTMENTS
IN COMMERCIAL
MORTGAGE-BACKED
SECURITIES


JUNE 30, 1998
SEMI-ANNUAL REPORT

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"). Founded in 1971, Pacific Investment currently manages $139 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, Pacific Investment manages assets for approximately 30% of the 200 largest U.S. pension funds.

Pacific Investment is one of seven investment advisory firms which form PIMCO Advisors Holdings L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management totaling nearly $229 billion. Widely recognized for providing consistent performance and high-quality client service, the seven affiliated firms are:

     Pacific Investment Management Company/Newport Beach, California Oppenheimer Capital/New York, New York
     Columbus Circle Investors/Stamford, Connecticut
     Cadence Capital Management/Boston, Massachusetts
     NFJ Investment Group/Dallas, Texas
     Parametric Portfolio Associates/Seattle, Washington
     Blairlogie Capital Management/Edinburgh, Scotland

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA".

Letter to our
Shareholders


For the first half of 1998, investors received a 5.50% return based on the Fund's net asset value, easily leading the market as measured by the Lehman Brothers Aggregate Bond Index, which posted a 3.93% return. Long-term performance has been excellent as well, with the Fund's annualized three-year return of 10.72% (based on net asset value) well ahead of the Lehman benchmark return of 7.88%.

U.S. long-term interest rates were virtually unchanged during the first quarter of 1998 while short- and intermediate-term rates declined slightly. During the second quarter, interest rates declined across all maturity ranges on continued evidence of low inflation, slower economic growth and the ongoing economic crisis in Asia.

Asia's financial distress has been largely beneficial for U.S. bonds. Due to uncertainty regarding events in Asia, many domestic and foreign investors have flocked to the relative security of high-quality, U.S. fixed income securities. As a result, over the past six months the yield on the longest maturity, 30-year U.S. Treasuries fell from 5.9% to 5.6%. This has led to gains in the prices of bonds.

Despite the upheaval in the Asian financial markets and the consequent decline of rates in the domestic bond market, the Fund has maintained an uninterrupted and constant dividend. The monthly dividend per share has remained steady at $0.09375 with total dividends declared of $0.5625 per share over the six-month period ended June 30, 1998. The annualized dividend yield as of June 30, 1998 based on net asset value was 7.94%.

An interview with the Fund's portfolio manager, Benjamin Trosky, can be found on the following pages. In the interview, Ben discusses issues affecting the bond market and management of the Fund.

We are optimistic that 1998 will continue to be a successful year for Fund investors. As always, we appreciate the trust you have placed in us, and we welcome your questions and comments regarding the Fund and this semi-annual report.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board
August 26, 1998

About the Fund


Launched in September 1993, PIMCO Commercial Mortgage Securities Trust, Inc. is unique in that it is the only closed-end fund that invests primarily in commercial mortgage-backed securities. Commercial mortgage-backed securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties.

The Fund's primary investment objective is to achieve high current income. Pacific Investment Management Company believes that yields on commercial mortgage-backed securities are, and will continue to be for the foreseeable future, higher than yields on corporate debt securities of comparable credit ratings and maturities. Capital gain from the disposition of investments is a secondary objective of the Fund.

Unlike an open-end fund, whose shares are bought and sold at their net asset value ("NAV"), shares of most closed-end funds, including the Fund, are listed on a stock exchange where they trade at market value. Closing market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "PCM". Comparative NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron's in a table titled "Closed-End Funds."

The Fund's Dividend Reinvestment Plan (the "Plan") provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares. For a copy of the Plan Brochure, please call 800-213-3606.

The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-213-3606 to be placed on the Fund's mailing list.

Questions &
Answers with Ben Trosky


Benjamin Trosky, a PIMCO Managing Director and fixed income portfolio manager, has managed the PIMCO Commercial Mortgage Securities Trust, Inc. since its inception in September of 1993. Ben is a Chartered Financial Analyst with over 18 years of investment experience, the past eight of which have been spent at PIMCO as head of the firm's credit research team. In addition to his work on the Fund, Ben oversees the use of commercial mortgage-backed securities and high yield bonds in PIMCO's privately managed and mutual fund portfolios.
The following questions and answers are from a recent conversation with Ben.

Looking back at the first six months of 1998, what have been the primary economic factors influencing bond market performance?

The first two quarters of 1998 were marked by similarities and contrasts. First, U.S. economic growth was very rapid for the first three months of 1998, advancing at a 4.8% annual rate (chain weighted real GDP). Employment was strong, the housing sector grew briskly and consumers continued to flood cash registers with wealth-effect dollars generated by the strong bull market in equities and a more favorable capital gains tax treatment. This tax conversion motivated many investors to realize their sizable long-term gains accumulated over the equity market's long bull run. Lending additional fuel to the economy's growth engine was a buildup in business inventories in expectation of continued strong spending by producers and consumers.

The second quarter saw an extension of several of these trends as economic growth continued to be driven by consumer spending on a variety of items, including housing and consumer durables related to the housing market. However, consumer spending alone was not sufficient to maintain the rapid first quarter economic advance and growth moderated significantly to a modest 1.4% annual clip as the pace of U.S. manufacturing, particularly for the export market, slowed.


Movements of Core PPI and Core CPI
during the Past Twelve Months


PPI & CPI Y/Y Percent Change (%)

                           [LINE GRAPH APPEARS HERE]

  Date            Core Producer Price Index          Core Consumer Price Index

 6/30/97                    2.23%                                  0
 7/31/97                    2.16%                             -0.15%
 8/31/97                    2.22%                             -0.15%
 9/30/97                    2.22%                                 0%
10/31/97                    2.08%                             -0.38%
11/30/97                    1.89%                             -0.68%
12/31/97                    1.70%                             -1.20%
 1/31/98                    1.57%                             -1.80%
 2/28/98                    1.38%                             -1.66%
 3/31/98                    1.31%                             -1.81%
 4/30/98                    1.50%                             -1.21%
 5/31/98                    1.75%                             -0.91%
 6/30/98                    1.70%                             -0.80%

One of the largest factors slowing the U.S. economy was the mounting economic crisis in Asia which dramatically curtailed the pace of exports to the region. The depth of the Asian quandary was highlighted in the second quarter by Japan's continued inability to stimulate domestic economic growth, deal credibly with an expanding banking crisis and support a weakening currency. Deterioration of an already weak Japanese economy set the tone for the region and currencies and stock markets declined as dire economic news continued to emerge. Adding to export-linked slowing, U.S. industrial production was further trimmed to compensate for excessive inventory levels accumulated in an overly aggressive first quarter.

One by-product of the Asian-led contraction was a glut of commodities, including oil and other raw materials, which helped to keep producer price inflation at low levels in the U.S. In addition, weakening currencies and low input costs allowed Asian and other exporters of consumer items to hold prices low on export goods. This has flowed through favorably to finished goods prices, as reflected in low consumer price inflation, and has offset some pricing pressure in the service sector.


Movements of GDP during the Past Twelve Months


Annualized Quarterly Percent Change (%)

                           [LINE GRAPH APPEARS HERE]

                       6/30/97                   3.31%
                       9/30/97                   3.07%
                      12/31/97                   3.71%
                       3/31/98                   4.79%
                       6/30/98                   1.40%

For the six-month period ended June 30, 1998, the Fund delivered strong total return investment performance of 5.50% based on its net asset value relative to the 3.93% return of the Lehman Brothers Aggregate Bond Index. What factors were most responsible for your success?

Several factors contributed to the Fund's favorable performance relative to the broad bond market during the first half of 1998. First, the Fund maintained a duration (sensitivity to changes in interest rates) roughly three-quarters of a year longer than its comparative market benchmark (the Lehman Brothers Aggregate Bond Index) which benefited relative performance in a period of declining interest rates. Second, the yield spread premiums offered by commercial mortgage-backed securities ("CMBS") relative to similarly rated corporate bonds narrowed during the period, further benefiting relative returns. Third, a number of our holdings were upgraded by Moody's and Fitch IBCA, two national rating agencies, resulting in a boost to performance.


Investment Performance for the Periods Ended 6/30/98
                                                              Since
                                                          Inception
                            6 Months    1 Year   3 Years*   9/2/93*
-------------------------------------------------------------------
Fund Net Asset Value           5.50%    11.46%     10.72%     9.16%

Fund NYSE Market Value         2.75%     7.81%     11.27%     8.58%

Lehman Brothers
   Aggregate Bond Index        3.93%    10.54%      7.88%      --

* Average annual total return

In contrast, the Fund's share price performance for the period was negatively impacted by a trading discount that widened over the six-month period. It is noteworthy, however, that the Fund continues to trade at a historically narrow discount relative to its trading position over the past nearly five years since it was launched in September 1993, and compares favorably to other fixed income, closed-end funds.


                 Growth of $10,000 Net Investment in the Fund

                           [LINE GRAPH APPEARS HERE]

Growth of $10,000 Net Investment in the Fund

                                                                 Lehman Brothers
Date            Net Asset Value         NYSE Market Value        Aggregate Bond Index
08/31/93           10,000.00               10,000.00                   10,000.00
09/30/93            9,992.83               10,000.00                   10,027.47
10/31/93           10,014.34               10,483.87                   10,064.94
11/30/93           10,021.51                9,767.03                    9,979.32
12/31/93           10,043.01                9,946.24                   10,033.40
01/31/94           10,130.60                9,672.49                   10,168.87
02/28/94            9,970.02                9,398.74                    9,992.20
03/31/94            9,897.95                9,421.55                    9,745.85
04/30/94            9,786.15                8,955.14                    9,668.03
05/31/94            9,853.23                9,328.27                    9,666.67
06/30/94            9,801.99                9,165.02                    9,645.31
07/31/94            9,893.38                9,260.49                    9,836.90
08/31/94           10,022.86                9,546.90                    9,849.10
09/30/94            9,916.23                9,666.23                    9,704.14
10/31/94            9,802.94                8,982.76                    9,695.50
11/30/94            9,779.58                8,689.85                    9,673.96
12/31/94            9,881.79                8,909.53                    9,740.76
01/31/95           10,067.91                9,284.94                    9,933.54
02/28/95           10,407.85                9,663.40                   10,169.72
03/31/95           10,515.93                9,739.69                   10,232.11
04/30/95           10,738.74               10,124.15                   10,375.04
05/31/95           11,143.49               10,408.25                   10,776.52
06/30/95           11,245.64               10,798.55                   10,855.53
07/31/95           11,165.64               10,667.50                   10,831.28
08/31/95           11,285.96               10,852.34                   10,962.00
09/30/95           11,407.12               10,400.16                   11,068.65
10/31/95           11,630.98               10,802.22                   11,212.59
11/30/95           11,770.92               10,775.22                   11,380.61
12/31/95           11,989.26               10,856.85                   11,540.33
01/31/96           12,122.44               11,377.76                   11,616.96
02/29/96           11,942.57               11,681.53                   11,415.03
03/31/96           11,796.58               11,375.59                   11,335.68
04/30/96           11,844.11               11,179.46                   11,271.94
05/31/96           11,856.36               11,038.30                   11,249.05
06/30/96           11,931.47               11,123.65                   11,400.11
07/31/96           12,133.56               11,714.24                   11,431.31
08/31/96           12,219.16               11,917.21                   11,412.15
09/30/96           12,378.91               11,771.16                   11,611.03
10/31/96           12,697.17               12,153.72                   11,868.23
11/30/96           12,989.67               12,420.51                   12,071.51
12/31/96           13,002.57               12,438.43                   11,959.28
01/31/97           12,968.19               12,770.52                   11,995.90
02/28/97           13,143.66               12,618.49                   12,025.74
03/31/97           13,099.19               12,894.14                   11,892.47
04/30/97           13,286.77               13,048.37                   12,070.50
05/31/97           13,553.63               13,141.58                   12,184.60
06/30/97           13,694.71               13,798.66                   12,329.22
07/31/97           14,024.48               13,956.18                   12,661.70
08/31/97           13,938.69               14,051.33                   12,553.70
09/30/97           14,192.79               14,083.27                   12,738.85
10/31/97           14,297.37               14,051.11                   12,923.65
11/30/97           14,341.76               14,472.00                   12,983.16
12/31/97           14,468.17               14,478.52                   13,113.88
01/31/98           14,606.69               14,643.80                   13,282.24
02/28/98           14,694.01               15,009.89                   13,271.65
03/31/98           14,739.92               14,909.38                   13,317.85
04/30/98           14,722.75               14,943.11                   13,387.36
05/31/98           14,971.41               14,705.38                   13,514.35
06/30/98           15,264.58               14,876.37                   13,628.97


The line graph depicts the value of a net $10,000 investment made at the Fund's inception on September 2, 1993 and held through June 30, 1998, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The Fund's NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.


While we are pleased to deliver positive short-term results, our management process is focused on achieving strong relative performance over longer time periods. In this regard, the Fund's three-year record of outperforming the Lehman benchmark, whether measured by net asset value or share price, is a better indication of our ability to offer a quality investment vehicle for long-term investors.

CMBS issuance continues to rise. How has this impacted the relative value of CMBS?


As you can see in the accompanying graph, CMBS issuance for the first six months of 1998 has nearly equaled the issuance for the entire year of 1997, a year that realized the previous high. One factor influencing the busy calendar of new issues was a strong appetite among investors for "spread products," or securities that trade at a premium to U.S. Treasury issues with similar durations. As the yields offered by Treasuries have continued to decline, many investors have turned to corporate and less traditional spread products like CMBS to bolster income. It is noteworthy that bond issuance of high yield corporate securities is also at an all time high. At the same time, the heightened demand has helped to push yields down, making it cheaper for issuers to create and offer CMBS to the market. However, since CMBS and corporate bonds are riskier investments than Treasuries, there are limits, and the heavy calendar of new issuance combined with wider spreads in competing products have resulted in widening yield premiums in the CMBS market.


Commercial Mortgage-Backed
Securities Issuance
(dollars in billions)

                           [BAR GRAPH APPEARS HERE]

                      Year                     Issuance
                      ----                     --------
                      1990                         5.6
                      1991                         8.6
                      1992                        14.4
                      1993                        17.4
                      1994                        20.1
                      1995                        18.8
                      1996                        30.2
                      1997                        44.0
                      1998 (1st 6 months)         40.0

CMBS and Corporate Bonds
Excess Yield over U.S. Treasuries*

                           [LINE GRAPH APPEARS HERE]

                     Rating                     CMBS
                     ------                    -------
                                               6/30/98
                     AAA                         0.85%
                     AA                          0.96%
                     A                           1.10%
                     BBB                         1.40%
                     BB                          2.75%
                     B                           4.50%

                                             Corporate
                     Rating                      Bonds
                     ------                  ---------
                                               6/30/98
                     AAA                         0.56%
                     AA                          0.67%
                     A                           0.84%
                     BBB                         1.11%
                     BB                          2.10%
                     B                           3.90%


*7-to 10-year U.S. Treasuries as of June 30, 1998

Can you discuss how interest rate movements and other economic factors have affected the way you manage the Fund?

We are sensitive to the ways in which changes both in the level of interest rates and the relationship of interest rates at various maturities (the shape of the yield curve) impact the Fund's investment portfolio. In fact, we subject the portfolio to regular "stress testing" to help us understand how significant interest rate changes are likely to affect each security as well as the aggregate portfolio. We combine this analysis with our outlook for growth, inflation and the relative value of market sectors to develop what we believe is a fundamentally sound investment philosophy.


Portfolio Composition
By Commercial Mortgage Type


                           [PIE CHART APPEARS HERE]


Multi-Class*            33.2%
Multi-Family            27.2%
Healthcare              16.9%
Hospitality              9.6%
Corporate
Bonds & Notes            5.2%
Short-Term
Instruments              3.9%
Retail                   1.5%
Mobile
Home Parts               1.3%
Asset-Backed
Securities               1.0%
Gaming                   0.2%


*A mix of all types of
commercial properties

Over the past several quarters, this disciplined approach has led us to select securities with slightly longer durations that are positioned to benefit from declining interest rates. We have also limited our exposure to CMBS rated below investment-grade in recognition that yield spreads are at historically narrow levels and will widen on any sustained hint of economic weakness. In addition, we are avoiding those sectors that are exposed to the more cyclical segments of the economy. The Fund features its greatest sector concentrations in multi-class and multi-family CMBS. We favor securities from these two sectors because there exists a steady demand for their issuance. In addition, multi-family CMBS provide relative stability and less sensitivity to shifting economic conditions, while multi-class CMBS offer significant diversification benefits and account for a major component of supply.


Portfolio Composition
By Quality Rating*

                           [PIE CHART APPEARS HERE]

AAA             17.7%
AA               9.6%
A               15.5%
BBB             31.3%
BB              18.6%
B                7.3%


*As rated by Standard-&-Poor's
 or the equivalent by Moody's,
 Duff-&-Phelps or Fitch

You have always looked for lower rated CMBS with upgrade potential. Talk about some recent successes employing this strategy.

When we first offered the Fund back in 1993, we were just beginning to emerge from the severe real estate problems created by economic recession following on the heels of an era of easy credit and over building in the commercial property market. Realizing that the industry had been stung by rapid deterioration of mortgage collateral, the national rating agencies were determined to impose very stringent rating standards on newly issued CMBS. At that time, our fundamental analysis suggested that many issues were actually stronger credits than their formal ratings indicated. However, these securities traded at yield spreads consistent with their agency ratings.

We believed that one of the ways we could add value to the Fund was by identifying CMBS with upgrade potential knowing that the rating agencies would periodically review their initial assessments. Over the life of the Fund we have experienced some success in our efforts, highlighted most recently by the five Fund holdings in the accompanying table that received ratings upgrades during the first six months of 1998. These upgrades are generally accompanied by favorable pricing adjustments as the market re-values the securities relative to their new rating range.



Upgraded Securities during the Past Six Months

                                      New   Prior       Rating  % of Net
Security Description               Rating  Rating      Service    Assets
------------------------------------------------------------------------
First Boston Mortgage Securities Corp.
   7.528% due 01/25/28                 A1      A2      Moody's       2.3

Nomura Asset Securities Corp.
   8.024% due 07/07/03                  A-    BBB+  Fitch IBCA       2.1

SC Commercial
   7.050% due 11/28/13                 AA      AA-  Fitch IBCA       3.2

Carolina First SBL Trust
   7.888% due 03/18/27                  A     BBB   Fitch IBCA       1.3

Morgan Stanley Capital
   8.240% due 12/15/23                  A+      A-  Fitch IBCA       1.2
                                                               ---------
                                                                    10.1

Briefly discuss your sell discipline. What factors prompt you to dispose of portfolio holdings?

As I noted in an earlier response, all portfolio holdings are systematically reviewed on an ongoing basis. Our management team consists of individuals skilled in mortgage analysis as well as fundamental credit research. Utilizing this blend of expertise, we look for deterioration in the performance of the underlying collateral for each security that might lead to a downgrade or economic impairment. When we detect weakness in the collateral pool, that security becomes a sale target. Even if a bond's underlying collateral is strong, we may still wish to swap the security for an alternate issue. One factor that might trigger such a swap is the relative prepayment protection offered by the two issues.

One of the attractive characteristics of many CMBS is that they feature prepayment protection. Often, the prepayment protection is created by a subordination structure where one security in a series receives all of the principal prepayments until it is completely retired, at which time principal payments are directed to the next security in line. In a period of declining interest rates, securities can prepay rapidly. We look for opportunities to swap holdings that have become vulnerable to prepayment for securities offering a more stable profile.

What are your projections for economic growth and inflation for the remainder of 1998? How will this impact the CMBS market and the Fund?

High employment and moderate real wage gains have produced a strong U.S. consumer. As a result, consumer spending continues to propel the U.S. economy forward at a steady pace, despite the length of the expansion and the inevitable satisfaction of pent-up demand for goods.

However, the effects of economic contraction and weakening currencies in Asia will continue to filter into the U.S. economy, leading to slower GDP growth. Thus far, though the impact of the troubles in Asia's economies have been powerful and pervasive, they have been compensated for by the strong U.S. domestic economy. With Asia representing roughly one-third of world GDP, we expect a continued impact and a gradual global economic slowing. Concerted action by the Federal Reserve and Treasury appears inevitable in order to provide liquidity to the region until confidence can be restored.

                           [LINE GRAPH APPEARS HERE]

                             Treasury Yield Curves

                December 31, 1997     6/30/98    June 30, 1999 Projection
3 Mos.                 5.34           5.093             4.25
6 Mos.                 5.44           5.233             4.34
1 Yr.                  5.48           5.365             4.42
2 Yrs.                 5.64           5.475             4.52
3 Yrs.                 5.67           5.491             4.58
5 Yrs.                 5.71           5.465             4.65
10 Yrs.                5.74           5.446             4.80
30 Yrs.                5.92           5.626             5.00


With action required in order to resuscitate Japan's ailing economy, there is an increased probability that the Fed will ease rates in the next six to nine months. Inflation should remain benign, in part due to the continued effects of commodity deflation, which remains a potent force for offsetting the potential for rising prices in the service sector. With the expectation of lower rates, an above-benchmark duration will provide additional price gains. A Fed ease could result in a steeper yield curve, and an emphasis on a bulleted maturity structure in intermediate (five- to ten-year) maturities will benefit most from such steepening. As noted earlier, we plan to minimize the Fund's exposure to cyclical sectors and use the recent spread widening as an opportunity to add yield to the portfolio.

30 Year and 3 Month Treasury Yields

                           [LINE GRAPH APPEARS HERE]

MONTHLY                 3-Month T-Bill               30 Year Treasury
01/31/87                     5.45                          7.47
02/28/87                     5.59                          7.46
03/31/87                     5.56                          7.91
04/30/87                     5.76                          8.44
05/31/87                     5.75                          8.64
06/30/87                     5.69                          8.49
07/31/87                     5.78                          8.90
08/31/87                     6.00                          9.15
09/30/87                     6.32                          9.74
10/31/87                     6.40                          9.03
11/30/87                     5.81                          9.10
12/31/87                     5.80                          8.98
01/31/88                     5.90                          8.42
02/29/88                     5.69                          8.34
03/31/88                     5.69                          8.76
04/30/88                     5.92                          9.10
05/31/88                     6.27                          9.24
06/30/88                     6.50                          8.91
07/31/88                     6.73                          9.21
08/31/88                     7.02                          9.30
09/30/88                     7.23                          9.05
10/31/88                     7.34                          8.74
11/30/88                     7.68                          9.07
12/31/88                     8.09                          8.99
01/31/89                     8.29                          8.82
02/28/89                     8.48                          9.11
03/31/89                     8.83                          9.09
04/30/89                     8.70                          8.93
05/31/89                     8.40                          8.60
06/30/89                     8.22                          8.04
07/31/89                     7.92                          7.92
08/31/89                     7.91                          8.20
09/30/89                     7.72                          8.24
10/31/89                     7.59                          7.91
11/30/89                     7.65                          7.89
12/31/89                     7.64                          7.98
01/31/90                     7.64                          8.45
02/28/90                     7.76                          8.54
03/31/90                     7.87                          8.63
04/30/90                     7.78                          8.99
05/31/90                     7.78                          8.58
06/30/90                     7.74                          8.40
07/31/90                     7.66                          8.41
08/31/90                     7.44                          8.98
09/30/90                     7.38                          8.95
10/31/90                     7.19                          8.76
11/30/90                     7.07                          8.49
12/31/90                     6.81                          8.25
01/31/91                     6.30                          8.20
02/28/91                     5.95                          8.20
03/31/91                     5.91                          8.25
04/30/91                     5.67                          8.18
05/31/91                     5.51                          8.27
06/30/91                     5.60                          8.41
07/31/91                     5.58                          8.34
08/31/91                     5.39                          8.06
09/30/91                     5.25                          7.81
10/31/91                     5.03                          7.91
11/30/91                     4.60                          7.94
12/31/91                     4.12                          7.40
01/31/92                     3.80                          7.76
02/29/92                     3.84                          7.79
03/31/92                     4.04                          7.96
04/30/92                     3.75                          8.04
05/31/92                     3.63                          7.84
06/30/92                     3.66                          7.78
07/31/92                     3.21                          7.46
08/31/92                     3.13                          7.41
09/30/92                     2.91                          7.38
10/31/92                     2.86                          7.63
11/30/92                     3.13                          7.60
12/31/92                     3.22                          7.40
01/31/93                     3.06                          7.20
02/28/93                     2.93                          6.90
03/31/93                     2.95                          6.93
04/30/93                     2.87                          6.93
05/31/93                     2.96                          6.98
06/30/93                     3.07                          6.67
07/31/93                     3.04                          6.56
08/31/93                     3.02                          6.09
09/30/93                     2.95                          6.03
10/31/93                     3.02                          5.97
11/30/93                     3.10                          6.30
12/31/93                     3.06                          6.35
01/31/94                     2.98                          6.24
02/28/94                     3.25                          6.66
03/31/94                     3.50                          7.09
04/30/94                     3.68                          7.31
05/31/94                     4.14                          7.43
06/30/94                     4.14                          7.61
07/31/94                     4.33                          7.40
08/31/94                     4.48                          7.45
09/30/94                     4.76                          7.82
10/31/94                     4.95                          7.97
11/30/94                     5.29                          8.00
12/31/94                     5.60                          7.88
01/31/95                     5.71                          7.70
02/28/95                     5.77                          7.44
03/31/95                     5.73                          7.43
04/30/95                     5.65                          7.34
05/31/95                     5.67                          6.65
06/30/95                     5.47                          6.62
07/31/95                     5.42                          6.85
08/31/95                     5.40                          6.65
09/30/95                     5.28                          6.50
10/31/95                     5.49                          6.33
11/30/95                     5.47                          6.13
12/31/95                     5.08                          5.95
01/31/96                     5.05                          6.03
02/29/96                     5.03                          6.47
03/31/96                     5.14                          6.67
04/30/96                     5.15                          6.91
05/31/96                     5.18                          6.99
06/30/96                     5.16                          6.87
07/31/96                     5.31                          6.97
08/31/96                     5.28                          7.12
09/30/96                     5.03                          6.92
10/31/96                     5.15                          6.64
11/30/96                     5.13                          6.35
12/31/96                     5.17                          6.64
01/31/97                     5.15                          6.79
02/28/97                     5.22                          6.80
03/31/97                     5.32                          7.10
04/30/97                     5.23                          7.14
05/31/97                     4.94                          6.91
06/30/97                     5.17                          6.74
07/31/97                     5.23                          6.45
08/31/97                     5.22                          6.61
09/30/97                     5.10                          6.40
10/31/97                     5.20                          6.15
11/30/97                     5.20                          6.05
12/31/97                     5.35                          5.92
01/31/98                     5.18                          5.80
02/28/98                     5.31                          5.92
03/31/98                     5.13                          5.93
04/30/98                     4.97                          5.95
05/31/98                     5.01                          5.80
06/30/98                     5.08                          5.63
PROJECTION
07/31/98                     5.06                          5.61
08/31/98                     5.04                          5.60
09/30/98                     5.02                          5.58
10/31/98                     5.00                          5.57
11/30/98                     4.96                          5.54
12/31/98                     4.81                          5.43
01/31/99                     4.67                          5.32
02/28/99                     4.52                          5.20
03/31/99                     4.37                          5.09
04/30/99                     4.33                          5.06
05/31/99                     4.29                          5.03
06/30/99                     4.25                          5.00

Financial
Highlights

                                    For the six      For the year         For the year        For the year        For the year
                                    months ended     ended                ended               ended               ended
                                    June 30, 1998    December 31, 1997    December 31, 1996   December 31, 1995   December 31, 1994
                                      (unaudited)
Selected per share data:
Net asset value, beginning
    of period                       $     13.97     $     13.71           $     13.84         $     12.41         $     13.76
                                    ------------------------------------------------------------------------------------------------
    Net investment income                  0.65            1.20                  1.23                1.16                1.16
    Net realized and unrealized
    gain (loss) on investments             0.10            0.29                 (0.13)               1.40               (1.38)
                                    ------------------------------------------------------------------------------------------------

Total from investment operations           0.75            1.49                  1.10                2.56               (0.22)
Less dividends from net
    investment income                     (0.56)          (1.23)                (1.23)              (1.13)              (1.13)
                                    ------------------------------------------------------------------------------------------------

Net asset value, end of period      $     14.16     $     13.97           $     13.71         $     13.84         $     12.41
                                    ================================================================================================

Per share market value,
    end of period                   $     13.50     $     13.69           $     12.88         $     12.38         $     11.13
                                    ================================================================================================

Total investment return
    Per share market value (b)             2.75%          16.40%                14.57%              21.86%             (10.42%)
    Per share net asset value (c)          5.50%          11.27%                 8.45%              21.33%              (1.61%)
Ratios to average net assets
    Operating expenses
    (excluding interest expense)           0.98%           0.97%                 0.99%               1.04%               1.03%
    Total operating expenses               3.80%           3.69%                 3.60%               3.94%               2.71%
    Net investment income                  9.38%           8.63%                 9.08%               8.93%               8.84%
Supplemental data
    Net assets, end of period
    (amounts in thousands)          $   155,818     $   153,803           $   150,929         $   152,375         $   136,595
    Portfolio turnover rate                6.08%           8.74%                35.98%              47.79%              45.71%


                                           From commencement of
                                           operations through
                                           December 31, 1993(a)

Selected per share data:
Net asset value, beginning
    of period                             $     13.95
                                          ---------------------
    Net investment income                        0.20
    Net realized and unrealized
    gain (loss) on investments                  (0.14)
                                          ---------------------
Total from investment operations                 0.06
Less dividends from net
    investment income                           (0.25)
Net asset value, end of period            $     13.76
                                          =====================
Per share market value,
    end of period                         $     13.63
                                          =====================
Total investment return
    Per share market value (b)                  (1.62%)*
    Per share net asset value (c)                1.30%*
Ratios to average net assets
    Operating expenses
    (excluding interest expense)                 1.00%*
    Total operating expenses                     1.11%*
    Net investment income                        5.59%*
Supplemental data
    Net assets, end of period
    (amounts in thousands)                $   151,407
    Portfolio turnover rate                     17.43%

*   Annualized

(a) Commencement of operations, September 2, 1993.

(b) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.

(c) Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

See Notes to Financial Statements

Financial
Statements


Statement of Assets and Liabilities

                                                              June 30, 1998
Amounts in thousands, except per share amounts                  (unaudited)


Assets:
Investments in securities, at market value                        $ 228,874
    (Identified cost: $225,164)
Interest receivable                                                   2,541
Paydown receivable                                                      511
Deferred organizational expense                                           1
Other assets                                                             22
                                                                  ---------
    Total assets                                                  $ 231,949
                                                                  ---------

Liabilities:
Reverse repurchase agreements                                     $  74,805
Payable for investments purchased                                         0
Dividends payable                                                     1,032
Accrued investment manager's fee                                        257
Accrued administrator's fee                                              35
Accrued trustees' fee                                                     1
Other liabilities                                                         1
                                                                  ---------
    Total liabilities                                             $  76,131
                                                                  ---------
Net assets applicable to outstanding stock                        $ 155,818
                                                                  =========

Net Assets Consist of:
Capital stock - authorized 300 million shares,
    $.001 par value; outstanding 11,007,169 shares                       11
Additional paid-in capital                                          152,922
Undistributed net investment income                                     759
Accumulated net realized loss from investments                       (1,584)
Net unrealized appreciation of investments                            3,710
                                                                  ---------
                                                                  $ 155,818
                                                                  =========
Net asset value per share outstanding                             $   14.16
                                                                  =========

Statement of Operations

                                                   For the six months ended
Amounts in thousands                                          June 30, 1998
                                                                (unaudited)

Interest income                                                   $  10,065

Expenses:
Interest expense                                                      2,152
Investment manager fee                                                  557
Administration fee                                                       77
Custodian and portfolio accounting fee                                   32
Directors' fee                                                           25
Proxy expense                                                            10
Legal fee                                                                 3
Audit fee                                                                 7
Organization expenses                                                     3
Other expenses                                                           38
                                                                  ---------
    Total expenses                                                    2,904
                                                                  ---------

Net investment income                                             $   7,161

Net realized and unrealized gain:
Net realized gain on investments                                        160
Unrealized appreciation on investments                                  886
                                                                  ---------
    Net gain on investments                                       $   1,046
                                                                  ---------
Net increase in assets resulting from operations                  $   8,207
                                                                  =========

See Notes to Financial Statements

Financial
Statements
(cont.)


Statement of Changes in Net Assets

                                  For the six months ended   For the year ended
Amounts in thousands                         June 30, 1998    December 31, 1997
                                               (unaudited)

Increase (decrease) in net assets from:

Operations
Net investment income                            $   7,161            $  13,116
Net realized gain
    on investments                                     160                  376
Unrealized appreciation
    on investments                                     886                2,865
                                                 -------------------------------
Net increase resulting
    from operations                                  8,207               16,357

Distributions to Shareholders from:
Net investment income                               (6,192)             (13,483)
                                                 -------------------------------
    Total increase in net assets                     2,015                2,874
                                                 ===============================
Net assets
Beginning of period                                153,803              150,929
                                                 -------------------------------
End of period*                                   $ 155,818            $ 153,803
                                                 ===============================
*Including undistributed
    (overdistributed) net
    investment income of:                        $     830            $    (210)
                                                 -------------------------------

Statement of Cash Flows

                                                       For the six months ended
Amounts in thousands                                              June 30, 1998
                                                                    (unaudited)

Net increase in net assets resulting from operations           $          8,207

Adjustments to reconcile to net cash
    provided from operating activities
Increase in interest receivable                                            (458)
Amortization of premium and discount, net                                  (547)
Decrease in accrued expenses                                                (41)
Decrease in other assets                                                    (13)
Net gain on investments                                                  (1,044)
                                                               -----------------
Total adjustments                                                        (2,103)
                                                               -----------------
Net cash provided from operating activities                               6,104
                                                               -----------------

Investing activities
Purchase of long-term portfolio investments                             (24,397)
Proceeds from disposition of long-term
    portfolio investments                                                24,903
Proceeds from disposition of short-term
    portfolio investments, net                                              567
                                                               -----------------
Net cash provided by investing activities                                 1,073
                                                               -----------------
Financing activities*
Cash dividends paid                                                      (7,292)
Net increase in reverse repurchase agreements                               115
                                                               -----------------
Net cash used in financing activities                                    (7,177)
                                                               -----------------
Net increase in cash                                                          0
Cash at beginning of period                                                   0
                                                               -----------------
Cash at end of period                                          $              0
                                                               =================

* Cash paid for interest for the six months ended June 30, 1998, amounted to $1,848.


See Notes to Financial Statements

Schedule of
Investments

June 30, 1998
(unaudited)


                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
                                                  -----------------------------

Commercial Mortgage-Backed Securities 132.1%
Multi-Class 48.8%
Aetna Commercial Trust
        7.100% due 12/26/30                       $      1,000       $    1,022
Asset Securitization Corp.
        7.384% due 08/13/29                              1,500            1,570
Blackrock Capital Financial
        8.282% due 11/16/26 (b)(c)                       2,000            2,028
        8.480% due 09/25/28 (c)                          3,000            2,999
Carolina First SBL Trust
        7.888% due 03/18/27 (b)(c)                       2,000            2,002
CBA Mortgage Corp.
        7.760% due 12/25/03 (b)                          1,000            1,000
Federal Deposit Insurance Corp.
        6.906% due 11/25/26 (b)                          1,260            1,290
First Boston Mortgage Securities Corp.
        7.556% due 09/25/06 (b)                            976            1,007
        7.458% due 11/25/27                              1,000            1,021
        8.012% due 11/25/27                              1,500            1,545
        7.528% due 01/25/28 (b)(c)                       3,812            3,535
General Motors Acceptance Corp.
        7.153% due 05/18/28 (b)(c)                       1,500            1,373
Green Tree Financial Corp.
        8.000% due 07/15/18                              3,087            3,163
Matterhorn Capital Corp.
        7.850%due 01/20/06 (c)                           2,000            2,021
Merrill Lynch Mortgage
        8.172% due 06/15/21 (b)                          1,009            1,025
        7.120% due 06/18/29                              2,000            1,998
Morgan Stanley Capital
        7.256% due 02/15/05 (b)(c)                       2,000            2,018
        6.850% due 02/15/20 (c)                          1,000              909
        8.240% due 12/15/23 (b)(c)                       1,802            1,839
        7.695% due 10/03/30 (c)                          2,000            1,911
Mortgage Capital Funding, Inc.
        7.531% due 07/20/27                              1,000            1,041
NB Commercial Mortgage
        8.031% due 10/20/23 (c)                            500              505
        8.730% due 10/20/23 (c)                          1,000            1,020
Nomura Asset Securities Corp.
        8.024% due 07/07/03 (b)(c)                       3,260            3,266
        9.713% due 09/11/19 (b)                          3,000            3,437
Prudential Securities Secured Financing
        7.610% due 12/26/22                              1,000            1,000
Resolution Trust Corp.
        7.150% due 06/25/23                                242              241
        9.250% due 06/25/23                              5,374            5,405
        8.835% due 12/25/23                              1,600            1,671
        9.450% due 05/25/24                              4,842            4,843
        9.500% due 05/25/24                                929              929
        9.200% due 06/25/24                                557              559
        8.000% due 07/25/24                              1,569            1,571
        7.100% due 12/25/24 (b)                            942              957
        8.000% due 04/25/25                              4,340            4,384
        8.000% due 06/25/26                              2,236            2,247
        6.900% due 02/25/27                              1,633            1,517
        6.900% due 02/25/27 (b)                            333              326
        7.000% due 05/25/27                              1,950            1,922
Structured Asset Securities Corp.
        7.750% due 02/25/28                              3,841            3,915
                                                                     ----------
                                                                         76,032
                                                                     ==========
Multi-Family 40.0%
Donaldson, Lufkin & Jenrette
        7.350% due 12/18/03 (c)                          3,000         3,092
Federal Housing Administration
        8.360% due 01/01/12                              1,224         1,260
        7.977% due 04/25/15                                736           756
        7.750% due 01/01/16                                414           436
        8.350% due 04/01/16                              1,461         1,506
        6.875% due 12/01/16                                766           752
        7.625% due 12/01/16                                491           514
        6.430% due 12/01/19                              2,728         2,752
        7.430% due 12/20/20                              1,171         1,217
        7.430% due 07/01/21                                867           883
        7.439% due 08/01/21                                702           713
        7.484% due 02/25/23                              1,311         1,347
        7.430% due 03/29/23                                370           379
        6.875% due 11/01/23                              1,979         1,964
        8.250% due 02/01/28                              2,586         2,653
        7.750% due 05/01/28                                967           969
        9.325% due 06/01/35                              5,952         6,116

Schedule of
Investments
(cont.)

June 30, 1998
(unaudited)

                                                      Principal
                                                         Amount        Value
                                                         (000s)       (000s)
                                                ----------------------------
Federal National Mortgage Assn.
        7.900% due 12/01/15 (b)(c)              $          874   $       724
        7.900% due 12/25/15 (b)(c)                       1,608         1,610
        9.375% due 04/01/16                              1,789         1,859
        7.875% due 11/01/18                                586           589
        6.113% due 01/01/19 (b)                          1,414         1,415
Government National Mortgage Assn.
        9.500% due 09/15/30                              4,299         4,418
        8.625% due 10/15/34                              3,466         3,562
JHM Acceptance Corp.
        8.960% due 04/01/19                                240           239
Merrill Lynch Mortgage
        8.171% due 04/25/23 (b)                          5,000         5,063
Multi-Family Capital Access One, Inc.
        7.400% due 01/15/24                              1,939         1,998
NationsBanc Mortgage Capital Corp.
        8.138% due 05/25/28 (b)(c)                       2,000         1,622
Resolution Trust Corp.
        9.000% due 03/25/17                              1,598         1,600
        7.588% due 01/25/20 (b)                            792           793
        6.899% due 09/25/20 (b)                            667           556
        7.940% due 09/25/21 (b)                          1,334         1,336
        8.000% due 09/25/21                                123           123
        7.700% due 07/25/24                              1,801         1,804
Structured Asset Securities Corp.
        7.050% due 11/25/02                              6,000         5,753
                                                                 -----------
                                                                      62,373
                                                                 ===========
Healthcare 24.8%
Daiwa Mortgage Acceptance Corp.
        8.566% due 09/25/06 (b)(c)                       4,377         3,536
Federal Housing Administration
        7.500% due 12/31/31                              1,587         1,618
LTC Commercial Corp.
        9.300% due 06/15/26 (c)                          4,000         4,104
Nomura Asset Securities Corp.
        6.680% due 12/15/01                              5,000         5,047
        6.680% due 12/15/01 (c)                          7,100         7,052
Red Mountain Funding Corp.
        7.072% due 01/15/19 (c)                          2,000         2,010
        7.471% due 01/15/19 (c)                          1,000           951
        8.926% due 01/15/19 (c)                          1,000           919
        9.150% due 11/28/27 (c)                          3,200         3,247
SC Commercial
        7.050% due 11/28/13 (c)                          5,000         5,048
        7.800% due 11/28/13 (c)                          5,000         5,119
                                                                 -----------
                                                                      38,651
                                                                 ===========
Hospitality 14.1%
Cooper Hotel
        7.500% due 07/15/13 (c)                          8,434         8,825
Federal Housing Administration
        7.500% due 09/01/34                                766           779
Franchise Mortgage Acceptance Corp.
        7.981% due 11/15/18 (c)                          2,300         2,353
German American Capital Corp.
        8.535% due 10/10/02 (c)                          2,000         2,070
HMH Properties, Inc.
        9.500% due 05/15/05 (c)                          3,000         3,225
        8.875% due 07/15/07                                500           556
Hotel First
        8.520% due 08/05/08 (c)                          2,733         3,019
J.Q. Hammons Hotels
        8.875% due 02/15/04                              1,100         1,110
                                                                 -----------
                                                                      21,937
                                                                 ===========
Retail 2.2%
American Southwest Financial
        5.100% due 06/02/99 (c)                            526           524
Trizec Finance Limited
       10.875% due 10/15/05                              2,505         2,824
                                                                 -----------
                                                                       3,348
                                                                 ===========
Mobile Home Parks 1.9%
Manufacturers Hanover Corp.
        7.536% due 12/16/25 (b)(c)                         785           785
        8.216% due 12/16/25 (b)(c)                       2,356         2,238
                                                                 -----------
                                                                       3,023
                                                                 ===========
Gaming 0.3%
Riviera Holdings Corp.
       10.000% due 08/15/04                                500           500
                                                                 -----------
Total Commercial Mortgage-Backed Securities                          205,864
(Cost $202,247)                                                  ===========


See Notes to Financial Statements

                                                      Principal
                                                         Amount        Value
                                                         (000s)       (000s)
                                                ----------------------------
Corporate Bonds & Notes 7.7%

Utilities 2.0%
Calpine Corp.
        8.750% due 07/15/07                     $        1,680   $     1,726
Flag Limited
        8.250% due 01/30/08                              1,400         1,416
                                                                 -----------
                                                                       3,142
                                                                 ===========
Industrials 3.0%
Building Materials Corp.
        8.000% due 10/15/07 (c)                          3,000         3,030
Chattem, Inc.
        8.875% due 04/01/08                                500           493
US Air, Inc.
        9.330% due 01/01/06                              1,149         1,201
                                                                 -----------
                                                                       4,724
                                                                 ===========
Banking & Finance 2.7%
Forest City Enterprises
        8.500% due 03/15/08                              4,000         4,110
                                                                 -----------
Total Corporate Bonds & Notes                                         11,976
(Cost $11,845)                                                   ===========

Asset-Backed Securities 1.4%
Airplanes Pass Through Trust
       10.875% due 03/15/19                              2,000         2,200
                                                                 -----------
Total Asset-Backed Securities                                          2,200
(Cost $2,238)                                                    ===========

Short-Term Instruments 5.7%

Commercial Paper 5.2%
Caisse d'Amortissement
        5.500% due 08/27/98                                200           198
Export Development Corp.
        5.590% due 07/07/98                                600           599
Federal National Mortgage Assn.
        5.450% due 08/03/98                              1,150         1,144
General Electric Capital Corp.
        5.650% due 07/09/98                                400           399
General Motors Acceptance Corp.
        5.520% due 08/12/98                              4,300         4,273
National Rural Utilities Cooperative
        5.510% due 08/21/98                                300           298
        5.490% due 09/10/98                                200           198
Shell Oil Co.
        5.740% due 07/16/98                                900           898
                                                                 -----------
                                                                       8,007
                                                                 ===========
Repurchase Agreement 0.5%
State Street Bank                                          827           827
       5.000% due 07/01/98
       (Dated 06/30/98.  Collateralized by
       U.S. Treasury Bond 7.875% due 11/15/07
       valued at $846,038.  Repurchase
       proceeds are $827,115.)

Total Short-Term Instruments                                           8,834
(Cost $8,834)                                                    -----------

TOTAL INVESTMENTS (a) 146.9%                                     $   228,874
(Cost $225,164)

OTHER ASSETS AND LIABILITIES (NET) (46.9%)                           (73,056)
                                                                 -----------

NET ASSETS 100.0%                                                $   155,818
                                                                 ===========

Notes to Schedule of Investments

(a) The identified cost of investments owned as of June 30, 1998 was the same for federal income tax and financial statement purposes.

(b) Variable rate security. The rate shown is as of June 30, 1998.

(c) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

See Notes to Financial Statements

Notes to
Financial
Statements
June 30, 1998
(unaudited)


1. General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed in preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

     Security valuation. It is the policy of the Fund to value portfolio securities at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of sixty days or less are valued at amortized cost. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

     Securities transactions and investment income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund's net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund's net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discounts and amortization of premiums.

     Dividends and distributions to shareholders. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the accounting for paydown gains and losses on mortgage-backed securities.

     Federal income taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

     Reverse repurchase agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund`s overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

3. Investment Manager Fee, Administration Fee, and Directors` Fee

     Investment Manager Fee. Pacific Investment Management Company serves as investment manager to the Fund, pursuant to an investment management agreement. Pacific Investment receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

     Administration Fee. Pacific Investment also provides administrative services to the Fund and receives from the Fund a quarterly administrative fee at the annual rate of 0.10% of the Fund's average weekly net assets.

     Directors` Fee. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses.

4. Organization

The Fund assumed all costs in connection with its organization and offering of shares, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. Expenses incurred in connection with the organization and offering of shares of the Fund were $30,500 and are being amortized over a five year period.

5. Securities Transactions

Cost of purchases and proceeds from sales of securities (excluding U.S. Government securities and short-term investments) for the six months ended June 30, 1998, were $24,395,458 and $13,583,000, respectively.

6. Federal Income Tax Matters

At June 30, 1998, the net unrealized appreciation of investments based on cost for federal income tax purposes was as follows (amounts in thousands):

     Aggregate gross unrealized appreciation       $        6,268

     Aggregate gross unrealized depreciation               (2,558)
                                                   --------------

     Net unrealized appreciation                   $        3,710
                                                   ==============

The accumulated net realized loss on sales of investments for federal income tax purposes December 31, 1997, amounting to $1,744,523, is available to offset future taxable gains. If not applied, $827,229, $229,745, and $687,549 of the loss will expire in 1999, 2003, and 2004, respectively.

7. Borrowings under Reverse Repurchase Agreements

The average amount of borrowings outstanding during the six months ended June 30, 1998 was $73,779,251 at a weighted average interest rate of 5.83%. On June 30, 1998, securities valued at $84,144,106 were pledged as collateral for reverse repurchase agreements.

The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund`s ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

8. Impact of Year 2000 Problem

The Year 2000 Problem is the term generally applied to errors caused by a computer system incorrectly processing dates beginning with the year 2000. Some computer systems shorten date representations to specify a two-digit year. This may cause a problem beginning in the year 2000 should the corresponding two-digit year "00" be interpreted as the year 1900.
     Pacific Investment is addressing the Year 2000 Problem and is modifying its computer systems accordingly. Pacific Investment is requiring the other service providers to the Fund to ensure that their systems are not susceptible to the Year 2000 Problem. There can be no assurance, however, that steps taken by Pacific Investment and the Fund's other service providers in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund.

Dividend
Reinvestment
Plan


What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Investors Fiduciary Trust Company ("IFTC") acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

     If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, for the participants' accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

     The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

     You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund's shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

     As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by IFTC, the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

     PIMCO Commercial Mortgage Securities Trust, Inc.
     c/o Investors Fiduciary Trust Company
     P.O. Box 419338
     Kansas City, MO 64141
     Telephone: 800-213-3606

     If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to IFTC. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

     If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

     Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

                      (This Page Intentionally Left Blank)

Board of
Directors
and Other Information


Directors and Officers
         Brent R. Harris, Chairman of the Board and Director
         R. Wesley Burns, President and Director
         Guilford C. Babcock, Director
         Vern O. Curtis, Director
         Thomas P. Kemp, Sr., Director
         William J. Popejoy, Director
         Garlin G. Flynn, Secretary
         John P. Hardaway, Treasurer

Investment Manager and Administrator
         Pacific Investment Management Company
         840 Newport Center Drive, Suite 300
         Newport Beach, California 92660

Transfer Agent and Custodian
         Investors Fiduciary Trust Company
         801 Pennsylvania
         Kansas City, Missouri 64105

Legal Counsel
         Dechert Price & Rhoads
         1500 K Street N.W.
         Washington, D.C. 20005

Independent Auditors
         Ernst & Young LLP
         One Kansas City Place
         1200 Main Street
         Kansas City, Missouri 64105

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.